SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                               FORM 8-K/A

                         Current Report Pursuant
                     to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



                      Date of Report: January 24, 2005


                   WORLD WIDE MOTION PICTURES CORPORATION
               (Exact name of Registrant as specified in charter)


Michigan                     000-27454                 33-0081215



(State or other            (Commission            (I.R.S. Employer
jurisdiction of              File No.)           Identification No.)
incorporation)





                         2120 Main Street, Suite 180
                        Huntington Beach, CA 92648

                    (Address of Principal Executive Offices)


                             714 960-7264

              (Registrants telephone number, including area code)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 20, 2005, World Wide Motion Pictures Corporation
(the "Company") dismissed Reed & Taylor P.C. (the "Former Auditor") as its independent auditor. The Company's dismissal of the Former Auditor was made by the Audit Committee of the Board of Directors of the Company.

The Former Auditor's report on the Company's financial statements for each of the years ended December 31, 2003, December 31, 2002 and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principals.

       In connection with the audit for the years ended December 31, 2003, December 31, 2002, December 31, 2001 and the subsequent interim period through the date of dismissal, there were no disagreements with the Former Auditor on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Auditor, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.

       During the years ended December 31, 2003, December 31, 2002 and
December 31, 2001 and through December 31, 2004, there were no Reportable Events (as defined by Regulation S-K Item 304 (a)(1)(v)) except that during the 2003 audit process, management, in consultation with the Former Auditor, has identified and reported to the Audit Committee of the Companys Board of Directors the internal control matters which the Former Auditor considers to be insignificant deficiencies, and not material weaknesses, as both terms are defined in the authoritative accounting literature.

       The Company has engaged the firm of Michael T. Studer, C.P.A., P.C.
(the "New Auditor") as its independent auditor effective on January 21, 2005, to act as its independent auditor for the fiscal year ending December 31, 2004 and 2003.

       The Company has been informed that the former auditor had not received the required certification by the Public Company Accounting Oversight Board (PCAOB) now required by the Sarbanes-Oxley legislation effective November of 2003. Therefore, the companys 10KSB filing for year end 12/31/03 is deficient in that regard. The new auditor certified by PCAOB has been engaged to correct that deficiency and to provide current auditing services.

       The Company has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor regarding the matter above.

       The Company has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

       (a) Not applicable
       (b) Not applicable
       (c) The following document is filed herewith as an exhibit to this Form 8-K/A:

       16.1 Letter from Reed & Taylor P.C., dated January 24, 2005.



SIGNATURES

       In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


WORLD WIDE MOTION PICTURES CORPORATION
(Registrant)


Date: January 24, 2005 		By: /s/ 	James J. Aitken
                                                Vice President Finance





Exhibit 16.1





Securities and Exchange Commission
Washington, D.C. 20549

Re: World Wide Motion Pictures Corporation
File No. 000-27454
Dear Sir or Madam:
We have read Item 4 of the Form 8-K/A of World Wide Motion Pictures Corporation dated January 24, 2005, and agree with the statements concerning our Firm contained therein.

Very truly yours,

Reed & Taylor P.C.